SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 7, 2003

REMEDYTEMP, INC.

(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-5260 (Commission File Number)	95-2890471 (IRS Employer Identification No.)

101 Enterprise

Aliso Viejo, California 92656

(Address of Principal Executive Offices and Zip Code)

(949) 425-7600

Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS.

Exhibit No.	Description

99.1	Press release of RemedyTemp, Inc. issued April 7, 2003

ITEM 9. REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On April 7, 2003, RemedyTemp, Inc. issued a press release announcing its revised guidance for its second fiscal quarter ended March 30, 2003. The press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2003

REMEDYTEMP, INC.

By:	/s/ GREG PALMER
Greg Palmer President and Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press release of RemedyTemp, Inc. issued on April 7, 2003